Exhibit 13.2

Certification by the Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Transition Report of Agria Corporation (the “Company”) on Form 20-F for the six months ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Layburn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 16, 2011

By:	/s/ John Layburn
	Name:	John Layburn
	Title:	Chief Financial Officer